UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Amber Park Drive, Suite 125
Alpharetta, GA 30009

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 997-8732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2021 Annual Meeting of Stockholders of Streamline Health Solutions, Inc. (the “Company”), held on May 20, 2021 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Streamline Health Solutions, Inc. Third Amended and Restated 2013 Stock Incentive Plan (the “2013 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 2,000,000 shares, from 6,223,246 shares to 8,223,246 shares (the “2013 Plan Amendment”). The material terms of the 2013 Plan, as amended by the 2013 Plan Amendment, are summarized in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 22, 2021 (the “Proxy Statement”). A copy of the 2013 Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 24, 2021, the Company amended its Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the total number of authorized shares of the Company’s common stock from 45,000,000 shares to 65,000,000 shares (the “Charter Amendment”).

The Charter Amendment was previously approved by the board of directors of the Company (the “Board”), subject to stockholder approval, and approved by the Company’s stockholders at the Annual Meeting, as further described in Item 5.07 below.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 20, 2021. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. At the Annual Meeting, the Company’s stockholders voted upon seven proposals. The proposals are described in detail in the Company’s Proxy Statement. A brief description and the final vote results for each proposal follow. As of the record date for the Annual Meeting, there were 42,317,505 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 34,578,897 shares of common stock, or 81.71% of the outstanding shares of common stock, were represented in person or by proxy.

1.	Election of five directors for terms expiring at the 2022 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-Votes
Wyche T. “Tee” Green, III	28,415,899	187,864	5,975,134
Kenan H. Lucas	28,387,889	215,874	5,975,134
Jonathan R. Phillips	28,388,648	215,115	5,975,134
Justin J. Ferayorni	28,366,326	237,437	5,975,134
Judith E. Starkey	28,388,397	215,366	5,975,134

As a result, each nominee was elected to serve as a director for a term expiring at the 2022 Annual Meeting of Stockholders.

2.	Approval, on a non-binding advisory basis, of the compensation of the named executive officers listed in the Proxy Statement (“say-on-pay”):

For	Against	Abstain	Broker Non-Votes
27,923,506	503,883	176,374	5,975,134

As a result, the resolution was approved.

3.	Approval, on a non-binding advisory basis, of the option of “1 Year” for the frequency of future advisory votes on executive compensation (“say-on-pay frequency”):

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
26,253,341	15,025	1,901,671	433,726	5,975,134

As a result, the resolution was approved.

4.	Ratification of the appointment of the firm of Dixon Hughes Goodman LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2021:

For	Against	Abstain	Broker Non-Votes
34,363,599	27,282	188,016	0

As a result, the resolution was approved.

5.	Approval of an amendment to the Certificate of Incorporation to increase the total number of authorized shares of common stock from 45,000,000 to 65,000,000:

For	Against	Abstain	Broker Non-Votes
33,505,083	837,375	236,439	0

As a result, the resolution was approved.

6.	Approval of an amendment to the Certificate of Incorporation to remove the 66 2/3 supermajority voting requirements in the Certificate of Incorporation:

For	Against	Abstain	Broker Non-Votes
27,326,621	1,069,216	207,926	5,975,134

As a result, the resolution was not approved.

7.	Approval of an amendment to the Streamline Health Solutions, Inc. Third Amended and Restated 2013 Stock Incentive Plan to increase the number of authorized shares available for issuance under the plan, conditioned upon the approval of Proposal 5:

For	Against	Abstain	Broker Non-Votes
27,350,194	1,060,031	193,538	5,975,134

As a result, the resolution was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
3.1	Certificate of Amendment of Certificate of Incorporation of Streamline Health Solutions, Inc.

10.1	Amendment No. 1 to Streamline Health Solutions, Inc. Third Amended and Restated 2013 Stock Incentive Plan, dated May 24, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: May 24, 2021	By:	/s/ Thomas J. Gibson
	Name:	Thomas J. Gibson
	Title:	Chief Financial Officer